Value Line Larger Companies Fund, Inc.

Supplement dated December 10, 2010 to
the Summary Prospectus dated May 1, 2010 (as supplemented October 1, 2010)

The second paragraph under the caption “Who manages the Fund” on page 8 is hereby deleted and replaced with the following:

Jeffrey Geffen is primarily responsible for the day-to-day management of the Fund’s portfolio using a quantitative investment strategy which relies on the Ranking System.  Mr. Geffen has been a portfolio manager with the Adviser or Value Line since 2001 and has been the Fund’s portfolio manager since December 2010.  There is additional information in the Statement of Additional Information about Mr. Geffen’s compensation, other accounts he manages and his ownership of Fund shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS
FOR FUTURE REFERENCE